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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

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/ /	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
Department 56, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
THURSDAY, MAY 10, 2001
11:00 A.M., ST. PAUL LOCAL TIME

MINNESOTA WORLD TRADE CENTER
300 MINNESOTA WORLD TRADE CENTER
30 EAST SEVENTH STREET
ST. PAUL, MINNESOTA

    March 30, 2001

Dear fellow stockholder,

You are cordially invited to join us for our Annual Meeting of Stockholders to be held this year on Thursday, May 10, 2001 at 11:00 a.m. (CST) at the Minnesota World Trade Center, 300 Minnesota World Trade Center, 30 East Seventh Street, St. Paul, Minnesota.

The order of business at the Annual Meeting will be to:

  •
  Elect directors

  •
  Approve appointment of auditors for 2001

  •
  Act on other business properly brought before the Meeting.

In addition to the specific agenda items, we will also report on matters of current interest to our stockholders and there will be a question-and-answer session.

Attendance and voting is limited to stockholders of record at the close of business on March 22, 2001. At the Annual Meeting registration desk you may be asked to present valid picture identification, such as a driver's license or passport. Stockholders holding stock in brokerage accounts ("street name" holders) will need to bring a copy of a brokerage statement or letter evidencing stock ownership as of the record date.

Your vote is important. Whether you own a few or many shares of stock, it is important that your shares be represented. If you cannot personally attend, we encourage you to make certain that you are represented at the meeting by signing the accompanying proxy card and promptly returning it in the enclosed envelope or by voting through any telephone or Internet feature that you have received through the courtesy of your stockbroker.

Sincerely yours,

Susan E. Engel Chairwoman and Chief Executive Officer

DEPARTMENT 56, INC.
One Village Place, 6436 City West Parkway, Eden Prairie, Minnesota 55344

PROXY STATEMENT

    This proxy statement is furnished to stockholders of Department 56, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board" or "Board of Directors") for use at the Annual Meeting of Stockholders to be held at 11:00 a.m., local time, on Thursday, May 10, 2001, at the Minnesota World Trade Center, 300 Minnesota World Trade Center, 30 East Seventh Street, St. Paul, Minnesota, and any adjournments thereof.

    Stockholders of record as of the close of business on March 22, 2001 will be entitled to vote at the meeting or any adjournments thereof. As of the record date, March 22, 2001, the Company had outstanding 12,881,813 shares of Common Stock, par value $.01 per share ("Common Stock"), each entitled to one vote on all matters to be voted upon. This proxy statement, the accompanying form of proxy and the Company's annual report to stockholders for the fiscal year ended December 30, 2000 are being mailed on or about April 9, 2001 to each stockholder entitled to vote at the meeting.

    Stockholders as of the record date are cordially invited to attend the meeting. If you are a registered stockholder as of the record date and plan to attend, please mail in your proxy indicating with an "X" in the space provided that you plan to attend and bring the enclosed Admission Ticket to the meeting. If you are a stockholder as of the record date whose shares are not registered in your own name and you plan to attend, please request an Admission Ticket by writing to the Office of the Secretary, Department 56, Inc., One Village Place, 6436 City West Parkway, Eden Prairie, Minnesota 55344. Evidence of your stock ownership, which you can obtain from your stockbroker, bank or other financial institution, must accompany your letter.

VOTING AND REVOCATION OF PROXIES

Voting

    If the enclosed proxy is executed and returned in time and not revoked, all shares represented thereby will be voted; beneficial owners of shares held by or on behalf of brokerages, banks or financial institutions may also have facilities to vote by telephone and/or Internet means, as determined by the applicable financial institution. Each proxy will be voted in accordance with the stockholder's instructions. If no such instructions are specified, the proxies will be voted FOR the election of each person nominated for election as a director and FOR the ratification of the appointment by the Board of Directors of Deloitte & Touche LLP as auditors for the Company for the fiscal year ending December 29, 2001.

    The holders of a majority of the shares of Common Stock entitled to vote at the meeting, present in person or by proxy, constitutes a quorum. Assuming a quorum is present, the affirmative vote by the holders of a plurality of the votes cast at the meeting will be required for the election of directors; and the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote thereon will be required to act on all other matters to come before the meeting, including the ratification of the appointment by the Board of Directors of Deloitte & Touche LLP as auditors for the Company. An automated system administered by the Company's transfer agent tabulates the votes. For purposes of determining the number of votes cast with respect to any voting matter, only those cast "for"

or "against" are included; abstentions and broker non-votes are excluded. Accordingly, with respect to the election of directors, abstentions and broker non-votes will have no effect on the outcome. For purposes of determining whether the affirmative vote of a majority of the shares present at the meeting and entitled to vote has been obtained, abstentions will be included in, and broker non- votes will be excluded from, the number of shares present and entitled to vote. Accordingly, with respect to any matter other than the election of directors, abstentions will have the effect of a vote "against" the matter and broker non-votes will have the effect of reducing the number of affirmative votes required to achieve the majority vote.

Revocation

    A stockholder giving a proxy may revoke it at any time before it is voted by delivery to the Company of a subsequently executed proxy or a written notice of revocation. In addition, returning your completed proxy will not prevent you from voting in person at the meeting should you be present and wish to do so.

ITEM 1 — ELECTION OF DIRECTORS

    The Board of Directors currently consists of seven individuals, each of whom holds office for a one-year term and until his or her successor has been duly elected and qualified. Each of the seven directors herein nominated will be elected for a term which begins on the date of the Annual Meeting of Stockholders at which such director is elected and ends on the date of the next succeeding Annual Meeting of Stockholders.

    Unless otherwise directed, proxies in the accompanying form will be voted FOR the nominees listed below. It is the intention of the persons named in the enclosed proxy to vote, unless otherwise indicated, for the election as directors of the persons named as nominees below. If any one or more of the nominees is unable to serve for any reason or withdraws from nomination, proxies will be voted for the substitute nominee or nominees, if any, proposed by the Board of Directors. The Board has no knowledge that any nominee will or may be unable to serve or will or may withdraw from nomination. All of the following nominees are current directors of the Company whose terms end at the 2001 Annual Meeting. All of the current directors of the Company were elected to their present terms at the Company's May 10, 2000 Annual Meeting of Stockholders, except for Stewart Kasen (who was appointed to fill a vacancy on December 12, 2000).

Nominees for Terms Ending at the 2002 Annual Meeting of Stockholders

    The principal occupations and positions for the past five years, and in certain cases prior years, of each of the persons who is nominated for election are as follows:

    SUSAN E. ENGEL, age 54, has been Chairwoman of the Board of the Company and of D 56, Inc. (the Company's principal operating subsidiary) since September 18, 1997 and a director of the Company since February 1996. Ms. Engel has been Chief Executive Officer of the Company and of D 56, Inc. since November 13, 1996. She was President of the Company and of D 56 Inc. from September 19, 1994 until September 18, 1997, and Chief Operating Officer of the Company and of D 56, Inc. from September 19, 1994 until November 13, 1996. Ms. Engel is also a public company director of Wells Fargo & Co. and SuperValu Inc.

    PETER K. BARKER, age 52, has been a director of the Company since December 15, 1999. Mr. Barker has been an Advisory Director at Goldman Sachs & Co. since January 1999, and was the Co-Chair and Managing Director of its Los Angeles office prior thereto. He is a public company director of Ameron International, Inc. and Stone Energy, Inc.

    JAY CHIAT, age 69, has been a director of the Company since his election at the 1998 Annual Meeting. Mr. Chiat has been Chairman of the Board of ScreamingMedia.com, Inc. (an Internet-based media aggregation and distribution service) since November 1999, and was its interim Chief Executive Officer from November 1998 until November 1999. Prior to November 1998, he was a consultant with Omnicom Management, Inc. (an advertising agency holding company) and a private investor since November 1996. Prior to November 1996, Mr. Chiat was Chairman/CEO of Chiat/Day, Inc., the worldwide advertising agency which he co-founded in 1968. Mr. Chiat is a public company director of ScreamingMedia.com, Inc., and Cybergold, Inc.

    STEWART M. KASEN, age 61, has been a director of the Company since December 12, 2000. Mr. Kasen has been a public company director of Markel Corp., an insurance underwriting firm since 1987, and K2, Inc., a sporting goods and recreational products distributor since 1997. Mr. Kasen has also been a public company director of the Singer Co., a manufacturer of consumer sewing machines and an international retailer of consumer durables since September 2000. He was Chairman, President and Chief Executive Officer of Factory Card Outlet Corp., a specialty retailer, from May 1998 until October 1999. Factory Card Outlet filed a petition for bankruptcy on March 23, 1999. Prior to then he served as Chairman from January 1994 and President and Chief Executive Officer of Best Products Co., Inc., a catalog showroom company, from June 1991 to April 1996. Best Products Co., Inc. filed a petition for bankruptcy on September 24, 1996.

    GARY S. MATTHEWS, age 43, has been a director of the Company since September 1997. Mr. Matthews has been President and Chief Executive Officer and a director of Derby Cycle Corporation, a leading bicycle designer, manufacturer and marketer, since January 1999. Prior to January 1999, Mr. Matthews was Division President of Guinness Great Britain, the U.K. beer and ale marketing subsidiary of Diageo PLC. From January 1996 to April 1998, he was President and Chief Executive Officer of Guinness Import Company, the U.S. subsidiary of Diageo PLC which imports beers and ales.

    STEVEN G. ROTHMEIER, age 54, has been a director of the Company since December 1992. Mr. Rothmeier is Chairman and Chief Executive Officer of Great Northern Capital, a private investment management firm which he founded in March 1993. He is a public company director of E.W. Blanch Holdings, Inc., GenCorp Inc., Precision Castparts Corp. and Waste Management, Inc.

    VIN WEBER, age 48, has been a director of the Company since February 1993. Mr. Weber is a Partner of Clark & Weinstock, Inc., strategic communications advisers, and he is also Vice Chairman of Empower America, a non-profit organization which he co-founded in January 1993. He is a public company director of ITT Educational Services, Inc. and OneLink, Inc.

FURTHER INFORMATION CONCERNING THE BOARD
OF DIRECTORS AND COMMITTEES

    The Board of Directors of the Company directs the management of the business and affairs of the Company, as provided by Delaware law, and conducts its business through meetings of the Board and five standing committees: Executive, Audit, Compensation, Stock Incentive and Nominating. In addition, from time to time, special committees may be established under the direction of the Board when necessary to address specific issues.

Committees of the Board — Board Meetings

    The Board of Directors of the Company held five meetings in 2000. Each director attended 75% or more of the aggregate of (i) meetings of the Board held during the period for which he or she served as a director, and (ii) meetings of all committees held during the period for which he or she served on those committees. Average attendance at all such meetings of the Board and committees was approximately 94%.

    The EXECUTIVE COMMITTEE of the Board has the authority to exercise all powers and authority of the Board in the management of the business and affairs of the Company that may be lawfully delegated to it under Delaware law. The Committee consists of Susan E. Engel (Chair); Peter K. Barker and Steven G. Rothmeier. The Executive Committee held no formal meetings in 2000.

    The AUDIT COMMITTEE's principal functions and its activities during fiscal 2000 are described on page 5 under the heading Audit Committee Report. The Company's Chief Financial Officer, Principal Accounting Officer and General Counsel generally attend Audit Committee meetings and give reports to and answer inquiries from the Audit Committee. The Audit Committee reports its findings and recommendations to the Board. The Audit Committee is composed of three non-employee and independent directors under the rules of the New York Stock Exchange: Steven G. Rothmeier (Chair); Peter K. Barker and Gary S. Matthews. The Audit Committee held five meetings in 2000.

    The COMPENSATION COMMITTEE is authorized by the Board to oversee the Company's compensation policies, review salaries and cash bonuses, approve significant changes in salaried employee benefits, and recommend to the Board such other forms of remuneration as it deems appropriate. The Compensation Committee is composed of non-employee directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Compensation Committee consists of Peter K. Barker (Chair); Jay Chiat; Stewart M. Kasen and Vin Weber. Aside of full Board meetings at which matters under its purview were addressed, the Compensation Committee held one meeting in 2000.

    The STOCK INCENTIVE COMMITTEE, is authorized by the Board to grant awards under, and otherwise to administer, the Department 56, Inc. 1992 Stock Option Plan and the Department 56, Inc. 1993, 1995 and 1997 Stock Incentive Plans. The Stock Incentive Committee consists of Vin Weber (Chair) and Steven G. Rothmeier, who are "Non-Employee Directors" within the meaning of Rule 16b-3 under the Exchange Act and "Outside Directors" within the meaning of Section 162(m) of the Internal Revenue Code. Aside of full Board meetings at which matters under its purview were addressed, the Stock Incentive Committee held no formal meetings in 2000.

    The NOMINATING COMMITTEE's principal functions are to identify, interview and recommend for Board approval candidates for directorships of the Company. The Nominating Committee consists of Vin Weber (Chair); Susan E. Engel and Gary S. Matthews. Aside of full Board meetings at which matters under its purview were addressed, the Nominating Committee held no formal meetings in 2000.

    Two other Board committees, the Director Option Grant Committee and the Non-Officer Grant Committee, are authorized to grant awards to non-employee directors and to non-officer employees (subject to certain limitations), respectively. These committees consist of the Company's Chief Executive Officer as the sole committee member.

Compensation Committee Interlocks and Insider Participation

    On April 22, 1993, the Board of Directors established a Compensation Committee comprised solely of non-employee directors to administer the Company's executive compensation. Wm. Brian Little (who was a member of the Compensation Committee during a portion of fiscal 2000) served in various executive officer capacities at the Company and its subsidiaries prior to April 22, 1993, but did not receive compensation from the Company or any of its subsidiaries for services rendered in any such capacity.

Director Compensation

    Non-employee directors receive an annual cash fee of $15,000, paid ratably at each regular meeting of the Board of Directors, as well as a fee of $1,000 ($500 if telephone conference participation) for attendance at any Board meeting. Non-employee members of Board committees receive a fee of $750 ($500 if telephone conference participation) for attendance at any committee meeting, and any non-employee chair of a Board committee receives an additional annual fee of $1,500. Directors are reimbursed for their out-of-pocket expenses arising from attendance at meetings of the Company's Board of Directors or committees thereof.

    Each non-employee director receives an annual grant of an option to purchase 5,000 shares of Common Stock at fair market value on the date of grant vesting over two years. Non-employee directors may elect to receive shares of Common Stock in lieu of all or a portion of their cash fees, in which case shares of Common Stock are issued having a fair market value on the date of issuance of 110% of the cash fees which would otherwise then be payable.

Audit Committee Report

    The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

    During fiscal 2000, the Audit Committee of the Board of Directors approved and adopted a charter for the Committee, which was approved by the full Board on May 11, 2000. The complete text of the new charter, which reflects standards set forth in new SEC regulations and New York Stock Exchange rules, is reproduced in the appendix to this proxy statement.

    As set forth in more detail in the charter, the Audit Committee of the Board of Directors is responsible for assisting the Board in serving as an oversight to the Company's financial reporting, accounting and controls. Under the rules of the New York Stock Exchange all of the members of the Audit Committee are independent.

    The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter. To carry out its responsibilities, the Committee met five times during fiscal 2000.

    In overseeing the preparation of the Company's financial statements, the Committee met with both management and the Company's outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees).

    With respect to the Company's outside auditors, the Committee, among other things, discussed with Deloitte & Touche LLP matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

    On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve (and the Board has approved) the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2000, for filing with the Securities and Exchange Commission. The Committee and the Board have also approved, and submitted for shareholder ratification, the selection of the Company's independent auditors for the fiscal year ending December 29, 2001.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
OF DEPARTMENT 56, INC.

Steven G. Rothmeier, Chair Peter K. Barker Gary S. Matthews

    The Company incurred the following fees for services performed by Deloitte & Touche LLP in fiscal 2000.

  Audit Fees

    Fees for the fiscal year 2000 audit and the review of Forms 10Q are $143,700.

  Financial Information Systems Design and Implementation Fees

    Other than in connection with the services referred to under the caption "Audit Fees" above, Deloitte & Touche LLP did not render any services related to financial information systems design and implementation for the fiscal year ended December 30, 2000.

  All Other Fees

    Aggregate fees billed for all other services including tax related services and other consulting rendered by Deloitte & Touche LLP for the fiscal year ended December 30, 2000 are $100,000.

BIOGRAPHICAL INFORMATION REGARDING EXECUTIVE OFFICERS

    Set forth below is biographical information for each of the Company's executive officers who is not a Director of the Company. Officers serve at the discretion of the Board of Directors.

Name	Age	Position(s) with the Company
David W. Dewey	43	Executive Vice President — Product Development
Elise M. Linehan	39	Vice President — Marketing
Andrew E. Melville	40	Senior Vice President — Sales
Robert S. Rose	46	Vice President — Distribution
Timothy J. Schugel	42	Senior Vice President — Sourcing Management and Production Control
Gregory G. Sorensen	38	Vice President — Technology
Alan L. Sussman	40	Senior Vice President and Chief Information Officer
P. "Tom" Tomlinson	39	Executive Vice President and Chief Financial Officer
David H. Weiser	41	Senior Vice President — Legal/Human Resources, General Counsel and Secretary

    David W. Dewey has been Executive Vice President — Product Development of the Company and of D 56, Inc. since January 29, 2001. He was Executive Vice President — Overseas Operations of the Company and of D 56, Inc. from January 1, 1997 until January 29, 2001. He was Vice President — Overseas Operations of the Company and of D 56, Inc. from April 22, 1993 until January 1, 1997.

    Elise M. Linehan has been Vice President — Marketing of the Company and of D 56, Inc. since June 28, 2001. She was Managing Director of Product Marketing of the Company and of D 56, Inc. from September 10, 1999 to June 28, 2000. She was Director of Product Marketing of the Company and of D 56, Inc. from July 1, 1998 until September 10, 1999. She was Director of Marketing Services at Lifetouch, Inc. from 1996 until June 1998.

    Andrew E. Melville has been Senior Vice President — Sales of the Company and of D 56, Inc. since October 11, 1999. He was Vice President of Sales and Trade Marketing at Walt Disney Records from January 1998 to October 1999. Prior to then he held various sales positions at Polaroid Corporation from June 1990 to January 1998.

    Robert S. Rose has been Vice President — Distribution of the Company and of D 56, Inc. since January 29, 2001. He was Vice President — Distribution and Operations of the Company and of D 56, Inc. from April 22, 1993 until January 29, 2001.

    Timothy J. Schugel has been Senior Vice President — Sourcing Management and Production Control of the Company and of D 56, Inc. since January 29, 2001. He was Vice President — Sourcing Management and Production Control of the Company and of D 56, Inc. from January 29, 2001 until May 5, 1999. He was Vice President — Finance and Sourcing Management of the Company and of D 56, Inc. from August 6, 1998 until May 4, 1999. He was Vice President of the Company and of D 56, Inc. from April 10, 1995 until August 6, 1998.

    Gregory G. Sorensen has been Vice President — Technology of the Company and of D 56, Inc. since September 27, 1999. He was Vice President — Management Information Systems of the Company and of D 56, Inc. from July 22, 1996 to September 27, 1999. He was Vice President of Information Systems of Tsumura International, Inc. (a distributor of consumer soaps and toiletries) from October 1991 until July 12, 1996, and a consultant to D 56, Inc. from July 12, 1996 until July 22, 1996.

    Alan L. Sussman has been Senior Vice President and Chief Information Officer of the Company and of D 56, Inc., since September 27, 1999. From February 1998 until July 1999 he owned and operated a local public access internet provider, Via Point, Inc. He was Vice President, Information Technology at Rollerblade from March 1996 to December 1998 and Senior Manager at Andersen Consulting from June 1984 to February 1996.

    P. "Tom" Tomlinson has been Executive Vice President and Chief Financial Officer of the Company and of D 56, Inc. since September 1, 1999. He was President of Apogee Enterprises' Harmon Solutions Group and Vice President — Finance and Business Development for Apogee's Auto Group, from 1995 to August 1999.

    David H. Weiser has been Senior Vice President — Legal/Human Resources of the Company and of D 56, Inc. since January 1, 1997. He has also been General Counsel of the Company since April 22, 1993, General Counsel of D 56, Inc. since March 15, 1993, and Secretary of the Company and of D 56, Inc. since February 1993. Mr. Weiser was Vice President of the Company from April 22, 1993 until January 1, 1997 and Vice President of D 56, Inc. from March 15, 1993 until January 1, 1997.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information known by the Company regarding the beneficial ownership of the Company's Common Stock, as of March 22, 2001, by each beneficial owner of more than five percent of the outstanding Common Stock, by each of the Company's directors and nominees for Board election, by each of the executives named in the Summary Compensation Table, and by all current directors and officers of the Company as a group.

Name	Number of Shares Beneficially Owned (1)	Percentage Of Class (1)
Ariel Capital (2)	2,971,045	23.2%
Harris Associates (3)	1,260,000	9.8%
Yacktman (4)	1,234,600	9.6%
Reich & Tang (5)	643,200	5.0%
Peter Barker (6)	7,000	*
Jay Chiat (7)	15,862	*
David Dewey (8)	138,264	1.1%
Susan Engel (9)	670,957	5.2%
Stewart Kasen (10)	1,250	*
Gary Matthews (11)	24,132	*
Andrew Melville (12)	37,878	*
Arete Passas (13)	48,909	*
Steven Rothmeier (14)	50,500	*
Tom Tomlinson (15)	76,281	*
Vin Weber (16)	36,407	*
David Weiser (17)	119,168	1.0%
All current directors and officers of the Company as a group (16 persons) (18)	1,443,169	11.3%

*
The percentage of shares of Common Stock beneficially owned does not exceed one percent of the outstanding shares of Common Stock.
(1)
For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock which such person has the right to acquire within 60 days following March 22, 2001. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any shares which such person or persons has or have the right to acquire within 60 days following March 22, 2001, is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
(2)
This information is obtained from a Schedule 13G/A, dated February 12, 2001, filed with the Securities and Exchange Commission by Ariel Capital Management, Inc., ("Ariel") and John W. Rogers, Jr. ("Rogers"). Ariel beneficially owns 2,971,045 shares of Common Stock, of which it has sole voting power with respect to 2,887,645 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 2,971,045 shares, and shared dispositive power with respect to 0 shares. Rogers is the President and principal shareholder of Ariel and may be deemed to have beneficial ownership of Company shares held by Ariel; Rogers disclaims such beneficial ownership. The address of the principal business office of each of Ariel and Rogers is 307 North Michigan Avenue, Suite 500, Chicago, Illinois 60601.
(3)
This information is obtained from Schedule 13G, dated February 8, 2001, filed with the Securities and Exchange Commission by Harris Associates L.P. ("Harris") and Harris Associates Inc ("HAI"). Harris beneficially owns 1,260,000 shares of Common Stock, of which it has sole voting power with respect to 0 shares, shared voting power with respect to 1,260,000 shares, sole dispositive power with respect to 0 shares and shared dispositive power with respect to 720,000 shares. HAI, general partner to Harris, beneficially owns 1,260,000 shares of Common Stock, of which it has sole voting power with respect to 0 shares, shared voting power with respect to 1,260,000 shares, sole dispositive power with respect to 0 shares, and shared dispositive power with respect to 720,000 shares. The address of the principal business office of each of Harris and HAI is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602.

(4)
This information is obtained from a Schedule 13G/A, dated February 13, 2001, filed with the Securities and Exchange Commission by Donald A. Yacktman ("DAY"), The Yacktman Funds, Inc. ("YFI") and Yacktman Asset Management Co. ("YAM"). DAY beneficially owns 1,234,600 shares of Common Stock, of which he has sole voting power with respect to 120,000 shares, shared voting power with respect to 46,400 shares, sole dispositive power with respect to 120,000 shares, and shared dispositive power with respect to 1,114,600 shares. YFI beneficially owns 841,100 shares of Common Stock, of which it has sole voting power with respect to 841,100 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 0 shares, and shared dispositive power with respect to 0 shares. YAM reports beneficial ownership of 1,114,600 shares of Common Stock, of which it has sole voting power with respect to 46,400 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 1,114,600 shares, and shared dispositive power with respect to 0 shares. DAY holds 100% of the outstanding shares of capital stock of YAM. The address of the principal business office of each of DAY, YFI and YAM is 303 West Madison Street, Suite 1925, Chicago, Illinois 60606.
(5)
This information is obtained from a Schedule 13G/A, dated February 15, 2001, filed with the Securities and Exchange Commission by Reich & Tang Asset Management L.P. ("Reich"). Reich beneficially owns 643,200 shares of Common Stock, of which it has sole voting power with respect to 0 shares, shared voting power with respect to 643,200 shares, sole dispositive power with respect to 0 shares, and shared dispositive power with respect to 643,200 shares. The address of the principal business office of Reich is 600 Fifth Avenue, New York, NY 10020.
(6)
Includes 5,000 shares subject to purchase options exercisable by Mr. Barker currently or within 60 days of March 22, 2001.
(7)
Includes 12,500 shares subject to purchase options exercisable by Mr. Chiat currently or within 60 days of March 22, 2001.
(8)
Includes 128,914 shares subject to purchase options exercisable by Mr. Dewey currently or within 60 days of March 22, 2001.
(9)
Includes 639,257 shares subject to purchase options exercisable by Ms. Engel currently or within 60 days of March 22, 2001.
(10)
Includes 1,250 shares subject to purchase options exercisable by Mr. Kasen currently or within 60 days of March 22, 2001.
(11)
Includes 16,250 shares subject to purchase options exercisable by Mr. Matthews currently or within 60 days of March 22, 2001. Includes 300 shares owned by Mr. Matthews' spouse, ownership of which shares is disclaimed by Mr. Matthews.
(12)
Includes 32,703 shares subject to purchase options exercisable by Mr. Melville currently or within 60 days of March 22, 2001.
(13)
Includes 44,909 shares subject to purchase options exercisable by Ms. Passas currently or within 60 days of March 22, 2001. Ms. Passas' employment and position as an officer of the Company and its subsidiaries ended on July 28, 2000.

(14)
Includes 17,500 shares subject to purchase options exercisable by Mr. Rothmeier currently or within 60 days of March 22, 2001.
(15)
Includes 68,681 shares subject to purchase options exerciseable by Mr. Tomlinson currently or within 60 days of March 22, 2001.
(16)
Includes 32,500 shares subject to purchase options exercisable by Mr. Weber currently or within 60 days of March 22, 2001.
(17)
Includes 113,418 shares subject to purchase options exercisable by Mr. Weiser currently or within 60 days of March 22, 2001.
(18)
Includes 1,337,381 shares subject to purchase options exercisable currently or within 60 days of March 22, 2001.

Compliance with Section 16(a) of the Exchange Act

    Section 16(a) of the Exchange Act requires the Company's directors and executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission reports of ownership and changes in ownership of Common Stock and other equity securities of the Company on Forms 3, 4, and 5. Based on written representations of reporting persons and a review of those reports, the Company believes that during the fiscal year ended December 30, 2000, all its officers and directors and holders of more than 10% of the Company's Common Stock complied with all applicable Section 16(a) filing requirements.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

    Department 56, Inc. is a holding company, all of the business activities of which are conducted by D 56, Inc. and other subsidiaries.

    The Summary Compensation Table sets forth individual compensation information for the Chief Executive Officer, the four most highly compensated executive officers (other than the Chief Executive Officer) who were serving as executive officers at December 30, 2000, and one individual (Ms. Passas) whose service as an executive officer concluded on July 28, 2000. The following table sets forth compensation information for each of those individuals for the fiscal years ended December 30, 2000, January 1, 2000 and January 2, 1999 (collectively, the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

Long Term Compensation Awards
Annual Compensation(a)
						Securities Underlying Options(b)	All Other Compensation
Name and Principal Position	Year	Salary		Bonus
Susan Engel, Chairwoman of the Board and Chief Executive Officer	2000 1999 1998	$550,000 543,046 494,231		$137,500 — 209,750		133,325 52,000 —	$90,392 69,838 73,479	(c)
David Dewey, Executive Vice President — Product Development	2000 1999 1998	325,000 322,639 307,962		73,125 — 129,626		67,915 26,000 —	43,038 35,632 46,840	(c)
Andrew Melville Senior Vice President — Sales	2000 1999	200,000 38,100	(d)	40,000 85,000	(e)	30,705 50,000	30,664 28,823	(c) (f)
Arete Passas, Former Executive Vice President — Marketing	2000 1999 1998	118,650 234,353 67,308	(g)	— 50,000 75,000	(h) (h)	50,245 25,000 35,000	101,030 73,446 13,902	(c)
Tom Tomlinson Executive Vice President and Chief Financial Officer	2000 1999	245,000 67,392	(i)	50,625 20,000	(j)	49,020 135,000	33,961 473	(c)
David Weiser, Senior Vice President — Legal/Human Resources, General Counsel and Secretary	2000 1999 1998	208,000 206,594 197,515		41,600 — 83,313		31,045 11,000 —	32,082 26,731 31,164	(c)

(a)
With respect to each Named Executive Officer, the aggregate amount of perquisites and other personal benefits, securities or property was less than either $50,000 or 10% of the total of annual salary and bonus reported for such Named Executive Officer in each of 2000, 1999 and 1998.

(b)
Reflects the number of shares of Common Stock underlying options granted.

(c)
Reflects term life insurance premiums in the amounts of $1,380, $600, $432, $315, $486 and $396, respectively, disability insurance premiums and tax reimbursment in the amounts of $16,034, $0, $2,605, $2,946, $2,142 and $3,728, respectively, matching contributions by D 56, Inc. under the D 56, Inc. 401(k) Retirement Savings Plan in the amounts of $2,625, $2,625, $1,731, $1,615, $1,586 and $2,625, respectively, and retirement contribution in the amounts of $70,353, $39,813, $25,896, $0, $29,777 and $25,333, respectively, for Ms. Engel, Mr. Dewey, Mr. Melville, Ms. Passas, Mr. Tomlinson and Mr. Weiser. The amount for Ms. Passas reflects $96,152 in post-termination income continuation—see "Employment Agreements" below.

(d)
Reflects the salary of Mr. Melville from October 11, 1999 when he became an employee of Company through January 1, 2000.

(e)
Bonus payment to Mr. Melville guaranteed under hire date. No bonus guarantees are in effect for future years.

(f)
The amount reflects $28,402 in cost and tax reimbursement for moving and other relocation expenses incurred by Mr. Melville, term life insurance premiums in the amount of $60, and disability and tax reimbursement in the amount of $361.

(g)
Reflects the salary of Ms. Passas from September 14, 1998, when she became an employee of the Company, through January 2, 1999.

(h)
Bonus payment to Ms. Passas guaranteed under hire letter.

(i)
Reflects the salary of Mr. Tomlinson from September 1, 1999, when he became an employee of the Company, through January 1, 2000.

(j)
Bonus payment to Mr. Tomlinson guaranteed under hire letter. No bonus guarantees are in effect for future years.

    Stock Options Granted in Last Fiscal Year.  The following table sets forth information concerning individual grants of stock options made by the Company during the fiscal year ended December 30, 2000 to each of the Named Executive Officers.

OPTION GRANTS
IN THE FISCAL YEAR ENDED DECEMBER 30, 2000

Name	Number of Securities Underlying Options Granted		Percent of Total Options Granted to Employees in Fiscal Year(3)		Exercise Price (per share)	Expiration Date(4)	Hypothetical Value at Grant Date(5)
Susan Engel	104,000 29,925	(1) (2)	15.0 4.3	% %	$13.81 9.19	03/01/10 05/15/10	$666,640 133,466
David Dewey	52,000 15,915	(1) (2)	7.5 2.3	% %	13.81 9.19	03/01/10 05/15/10	333,320 70,981
Andrew Melville	22,000 8,705	(1) (2)	3.2 1.3	% %	13.81 9.19	03/01/10 05/15/10	141,020 38,824
Arete Passas	38,000 12,245	(1) (2)	5.5 1.8	% %	13.81 9.19	03/01/10 05/15/10	243,580 54,613
Tom Tomlinson	38,000 11,020	(1) (2)	5.5 1.6	% %	13.81 9.19	03/01/10 05/15/10	243,580 49,149
David Weiser	22,000 9,055	(1) (2)	3.2 1.3	% %	13.81 9.19	03/01/10 05/15/10	141,020 40,385

(1)
One-third of the total number of options granted will be cumulatively exercisable on the January 1 of the first, second and third calendar years immediately following the calendar year of the grant. Vesting may be accelerated in certain circumstances, including in the case of a "change in control" of the Company.

(2)
Options exercisable on the completion of the financial audit for the fiscal year ended December 30, 2000.

(3)
The Company granted a total of 693,713 options to employees in the fiscal year ended December 30, 2000.

(4)
The options generally expire on the earliest of (a) the tenth anniversary of the date of grant, (b) 12 months following termination of the optionee's employment or (c) the exercise in full of the option.

(5)
The hypothetical value of the options as of their date of grant calculated using the Black-Scholes option pricing model is permitted by SEC rules. It should be noted that this model is only one method of valuing options, and the Company's use of the model should not be interpreted as an endorsement of its accuracy. The actual value of the options may be significantly different, and the value actually realized, if any, will depend upon the excess of the market value of the common stock over the option excercise price at the time of the exercise.

  The estimated present value at grant date of options granted during fiscal year 2000 has been calculated using the Black-Scholes option pricing model, based upon the following assumptions: estimated time until exercise of six years; a risk-free interest rate of 6.60%, representing the interest rate on a U.S. Government zero-coupon bond on the date of grant with a maturity corresponding to the estimated time until exercise; a volatility rate of 38.0% and a dividend yield of 0.0%. The approach used in developing the assumptions upon which the Black-Scholes valuations were calculated is consistent with the requirements of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation."

    Aggregated Option Exercises.  The following table sets forth information (on an aggregated basis) concerning exercises of options during the fiscal year ended December 30, 2000 by each of the Named Executive Officers and the fiscal year-end value of unexercised options.

AGGREGATED OPTION EXERCISES
IN THE FISCAL YEAR ENDED DECEMBER 30, 2000 AND
FISCAL YEAR-END OPTION VALUES

			Number of Securities Underlying Unexercised Options at Fiscal Year-End
					Value of Unexercised "In-the-Money" Options at Fiscal Year-End(1)
	Shares Acquired on Exercise
		Value Realized
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Susan Engel	—	—	639,257	86,668	$77,506	—
David Dewey	—	—	128,914	43,334	41,220	—
Andrew Melville	—	—	32,703	48,002	22,546	—
Arete Passas	—	—	44,909	25,335	31,715	—
Tom Tomlinson	—	—	68,681	115,339	28,542	—
David Weiser	—	—	109,751	18,394	302,302	—

(1)
Options are "in-the-money" at the fiscal year-end if the fair market value of the underlying securities on such date exceeds the exercise or base price of the option. The amounts set forth represent the difference between the fair market value of the securities underlying the options on December 30, 2000 ($11.78 per share) and the exercise price of the options, multiplied by the applicable number of options.

    Other Long-Term Incentive Awards.  The following table sets forth the number of Performance Shares granted to each of the Named Executive Officers in fiscal 2000 under the Company's 1993, 1995 and 1997 Stock Incentive Plans and the performance-based award formula for such awards.

Long-Term Incentive Plans—Awards in Last Fiscal Year(1)

	Number of Shares, Units or Other Rights (#)
			Estimated Future Payouts Under Non-Stock Price Price Based-Plans
		Performance or Other Period Maturation or Payout
			Threshold (#)	Target (#)	Maximum (#)
Susan Engel	11,000	1/2/00—12/28/02	2,750	11,000	16,500
David Dewey	5,500	1/2/00—12/28/02	1,375	5,500	8,250
Andrew Melville	2,500	1/2/00—12/28/02	625	2,500	3,750
Arete Passas	4,000	1/2/00—12/28/02	1,000	4,000	6,000
Tom Tomlinson	4,000	1/2/00—12/28/02	1,000	4,000	6,000
David Weiser	2,500	1/2/00—12/28/02	625	2,500	3,750

(1)
Payout of awards is based on achieving specified level of designated performance objective, measured upon completion of a performance cycle. Payout can range from 0% to 150% of units granted, with 25% and 150% as the threshold and maximum payouts respectively. Payout of 100% of the units granted represents the target payout. Awards are payable in cash, Common Stock or a mix at the discretion of the Company. The value of an award is determined when it is earned, based on the average fair market value per share for the last 20 trading days of the performance cycle. For fiscal 2000, the minimum threshold level of performance was not achieved and no Performance Shares for the performance period 1/3/99—12/30/00 were paid out.

Employment Agreements

    The Company has guidelines to provide severance to any Named Executive Officer in the event that her or his employment is terminated without cause other than for death or disability. The amount payable is governed by the individual's years of service with the Company, unless otherwise provided under the terms of any hire letter, change-in-control arrangement or employment agreement. Under these guidelines, severance which would be payable upon a qualifying termination is currently as follows: Ms. Engel—12 months' salary; Mr. Dewey—15 months' salary; Ms. Passas—12 months' salary; Mr. Melville—9 months' salary; Mr. Tomlinson—9 months' salary; Mr. Weiser—11 months' salary.

    The Compensation Committee and the Board of Directors have adopted a program providing for the payment to certain employees of cash incentives based upon the Company's attainment of a defined financial performance goal. The program provides that, upon the occurence of certain events specified as a "change of control" of the Company, the defined financial measure is deemed to have been fully (100%) achieved and the employee participants in the program vest in a specified cash incentive (prorated over the fiscal year in which the change of control occurs from the first day of the fiscal year through the date of the change of control).

    The Company's 1992 Stock Option Plan, its 1993, 1995 and 1997 Stock Incentive Plans, and related stock option and performance share agreements, contain vesting acceleration provisions that are triggered upon a change-in-control of the Company.

    The Company is party to change-in-control arrangements with each of the Named Executive Officers, as well as certain other executives of the Company. If, within 24 months following a "change-in-control," the employment of a covered executive is terminated without "cause" or the covered executive terminates her/his employment for "good reason" (as defined in the agreements) the agreements provide for payment to the executive of a cash lump sum equal to (i) the executive's target pro rata bonus for the year of termination, plus (ii) 2.99 times (for Ms. Engel), or up to 2 times (for other executives), his/her base salary on the date of termination and her/his highest cash bonus during the past 3 years. In addition, each covered executive's unvested stock options, restricted or deferred stock awards (including performance shares) and non-qualified retirement benefits shall vest and all restrictions relating to any restricted or deferred stock (including performance shares) shall lapse. The covered executive shall also have the right to continued participation in all of the Company's welfare benefit plans for the shorter of 36 months (for Ms. Engel), or 24 months (for other covered executives) or until substantially equivalent benefits are received from a subsequent employer. Except for the welfare benefits, the change-in-control payments are not subject to mitigation or offset. In the event that, after the imposition of any "golden parachute" excise tax, a covered executive were to retain less than 100% (for Ms. Engel) or 80% (for other executives) of the total payments due her or him under the change-in-control agreements, the Company shall be obligated to pay a "gross up" amount to the executive.

Performance Graph

    The following graph compares the cumulative total return on $100 invested on December 30, 1995, in each of the Common Stock of the Company, Standard & Poor's SmallCap 600 Index and a peer line-of-business index.

    The peer line-of-business index is composed of all issuers within the Standard & Poor's Consumer Goods (Jewelry, Novelties & Gifts) Industry Sector which also are contained in the Standard & Poor's SmallCap 600 Index. The issuers currently within this index are Action Performance Companies, Inc.; A. T. Cross Co., Inc.; Cyrk, Inc.; Department 56, Inc.; Enesco Group, Inc.; Fossil Inc.; Franklin Covey Co.; Mayors Jewelers, Inc.; and Russ Berrie & Co.

    In calculation of the peer index, each of the issuers is weighted to recognize its stock market capitalization. The returns of the Standard & Poor's index and the peer line-of-business index are calculated assuming reinvestment of dividends. The Company has not paid any dividends. The graph specifies data values for the preceding trading day nearest to each of the Company's fiscal year-ends during such period.

    The stock price performance shown on the graph below is not necessarily indicative of future price performance. Data points below provided by Research Data Group, Inc., a licensee of Standard & Poor's.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
AMONG DEPARTMENT 56, INC., THE S&P SMALLCAP 600 INDEX AND PEER GROUP

DEPARTMENT 56, INC.
SMALLCAP PEER GROUP
S&P SMALLCAP 600
DOLLARS
250
200
150
100
50
0
DEC 30 1995
DEC 28 1996
JAN 3 1998
JAN 2 1999
JAN 1 2000
DEC 30 2000

	DEC 30 1995	DEC 28 1996	JAN 3 1998	JAN 2 1999	JAN 1 2000	DEC 30 2000
DEPARTMENT 56, INC.	$100.00	$64.17	$74.27	$97.88	$58.96	$29.97
SMALLCAP PEER GROUP	100.00	99.65	125.30	133.00	99.11	62.14
S&P SMALLCAP 600	100.00	121.32	152.36	156.52	175.93	196.69

COMPENSATION COMMITTEE AND STOCK INCENTIVE COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

Overview.

    The Compensation Committee of the Board of Directors is responsible for establishing the compensation policy and specific individual compensation for the Company's executive officers. The Stock Incentive Committee awards grants under the Company's stock option and incentive plans and administers those plans, seeking the advice of the Compensation Committee and management as the Stock Incentive Committee believes appropriate. The Committees engage independent compensation consultants from time to time to assist in their work. Each of the Compensation Committee and the Stock Incentive Committee is comprised entirely of non-employee directors.

    The Committees recognize the $1 million deduction limitation on individual executive compensation under Section 162(m) of the Internal Revenue Code. While the Company does not have a policy on qualifying officer compensation for deductibility under that Section and the Board and the Committees reserve the authority to award non-deductible compensation as they deem appropriate, the Committees do consider cost to the Company (including tax deductibility) in making overall compensation decisions.

Compensation Philosophy.

    The approach taken to compensation for executive officers is designed to:

  •
  Emphasize company performance and place a substantial portion of officer compensation at risk

  •
  Align interests of management with those of stockholders and bring focus on long-term value creation by providing a significant portion of compensation in Company equity

  •
  Attract, motivate and retain executives of high caliber and ability

    The principal compensation elements used in this approach during fiscal 2000 consisted of base salary, annual cash incentive bonus, and long-term equity incentives in the form of stock options and performance shares.

    In setting total compensation by individual, the Compensation Committee considers each current executive's responsibilities and experience in her or his specific area or a subjective evaluation of the appropriate overall compensation to induce an individual to join the Company as an officer. Compensation data in relevant executive labor markets, where available, has also been considered in determining executive salaries and opportunities for incentive compensation. No specific weights are assigned to these factors (although job position and subjective evaluation of appropriate overall compensation to attract or retain the executive are considered most important).

Base Salary.

    Consistent with the Company's entire philosophy, the executive team's most robust opportunities for additional compensation are to be found in corporate growth and performance-based incentives. The Compensation Committee therefore takes a market-based approach in its annual review of officer base salaries, primarily considering level and changes of responsibility and general executive salary market trends. Owing to the Company's disappointing performance in fiscal 1999, a general moratorium on executive base salary raises was in place for the 2000 fiscal year.

Annual Cash Bonus.

    Executive officers are eligible for annual cash incentives under a pay-for-performance program. For fiscal 2000, the Board in its discretion awarded officer bonuses equal to one-half individual target bonus opportunity in recognition of the management team's efforts to maximize sales and reduce expenses following an extraordinary charge taken to first quarter earnings, as well as with a view to enhancing executive retention.

Stock Options.

    Stock options are granted annually to executive officers based on pre-established grant guidelines. All grants are made at 100% of fair market value. To encourage executives to remain in the employ of the Company, the annual option grants vest over a three fiscal-year period, with the first installment vesting at the close of the grant year.

    In addition to the annual option grants made in 2000, the Company granted in May officer options which provided for accelerated vesting upon satisfaction of targeted expense reduction and full-year operating income. These targets were achieved and the options, which were awarded at individual-specific quantities unique to this grant, have fully vested.

Performance Shares.

    In fiscal 2000, the Company granted a performance share incentive for executive officers based on pre-established annual grant guidelines. Each performance cycle specifies threshold and target levels of diluted earnings per common share (EPS) and the actual number of Performance Shares that may be earned varies with EPS reported for the last year of the cycle.

    The value of each earned Performance Share is equal to the average price of the Company's Common Stock for the last 20 trading days of the performance cycle. Payouts of earned Performance Shares can be in Company Common Stock, cash or a mix, at the discretion of the Committees. For fiscal 2000, the minimum threshold level of performance was not achieved and no Performance Shares for the two-year cycle closing at fiscal year end were earned.

Compensation of Chief Executive Officer.

    The CEO's compensation is comprised of the same elements used to compensate other executive officers. Ms. Engel received no increase to base salary effective during 2000, consistent with the executive raise moratorium described above. Her bonus and equity incentive awards for 2000 were determined in the same manner as for other executive officers, and the actual amounts are shown in the Summary Compensation Table and the Long-Term Incentive Plan Awards table preceding this Report.

Conclusion.

    Consistent with their compensation philosophy, the Committees believe their approach to executive officer compensation provides incentive to attain strong financial performance and is tightly aligned to stockholder interests. The Committee's believe that this approach focuses the efforts of the Company's executive officers toward achieving fundamental growth and share price appreciation for the long-term benefit of stockholders.

THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
OF DEPARTMENT 56, INC.

                      Peter K. Barker, Chair
                      Jay Chiat
                      Stewart M. Kasen
                      Vin Weber

THE STOCK INCENTIVE COMMITTEE OF THE BOARD OF DIRECTORS
OF DEPARTMENT 56, INC.

                      Vin Weber, Chair
                      Steven G. Rothmeier

ITEM 2 — APPOINTMENT OF AUDITORS

    Upon recommendation of the Audit Committee, the Board of Directors has appointed Deloitte & Touche LLP, independent public accountants, to audit and report on the consolidated financial statements of the Company for the fiscal year ending December 29, 2001 and to perform such other services as may be required of them. Deloitte & Touche LLP has served as auditors for the Company since October 1992. The Board of Directors has directed that management submit the appointment of auditors for ratification by the stockholders at the Annual Meeting. Representatives of Deloitte & Touche LLP are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

    Proxies will be voted FOR ratification of the appointment of Deloitte & Touche LLP as auditors for the Company for the fiscal year ending December 29, 2001. The Board of Directors recommends a vote FOR ratification of the appointment of Deloitte & Touche LLP as auditors.

EXPENSES OF SOLICITATION

    The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, some of the officers, directors, and regular employees of the Company and its subsidiaries, none of whom will receive additional compensation therefor, may solicit proxies in person or by telephone, telegraph or other means. Solicitation will also be made by employees of MacKenzie Partners, Inc., which firm will be paid a fee estimated not to exceed $4,500, plus expenses. As is customary, the Company will, upon request, reimburse brokerage firms, banks, trustees, nominees and other persons for their out-of-pocket expenses in forwarding proxy materials to their principals.

STOCKHOLDER PROPOSALS FOR THE 2002
ANNUAL MEETING OF STOCKHOLDERS

    Shareholder proposals for consideration at the Company's 2002 Annual Meeting must follow the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company's Restated By-Laws. To be timely under Rule 14a-8, shareholder proposals must be received by the Secretary of the Company by November 30, 2001 in order to be considered for inclusion in the Company's Proxy Statement. Under the Company's Restated By-Laws, if a shareholder plans to bring an item of business before a meeting of shareholders, the shareholder must notify the Company generally not less than 60 days nor more than 90 days prior to the meeting, provided, however, that if less than 70 days notice of the meeting date is given, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the earlier of the day on which notice of the meeting date is mailed or public disclosure of such date was made. If the Company does not receive notice of a shareholder proposal within the time requirements set forth in the Restated By-Laws, then the Company will not be required to present such proposal at the 2002 Annual Meeting of Shareholders. The proposals must also comply with all applicable statutes and regulations.

OTHER MATTERS

    The Company knows of no other matter to be brought before the 2001 Annual Meeting. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote in accordance with their best judgment.

    The Company's 2000 Annual Stockholders Report, including financial statements and Annual Report on Form 10-K for the fiscal year ended December 30, 2000, is being sent to stockholders of record as of March 22, 2001, together with this Proxy Statement. Copies of any exhibits to the Form 10-K will be furnished upon the payment of a reasonable duplicating charge. Requests in writing for copies of any such materials should be directed to Mr. David H. Weiser, Secretary, Department 56, Inc., One Village Place, 6436 City West Parkway, Eden Prairie, Minnesota 55344.

                      By order of the Board of Directors,

                      DAVID H. WEISER
                      Secretary

Eden Prairie, Minnesota
March 30, 2001

APPENDIX

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

    1.  Composition of Audit Committee.

    —
    The Audit Committee of the Board of Directors shall comprise at least three non-employee members of the Board. Each of the Audit Committee members must have no relationship to the Company or any of its management that may interfere with her or his exercise of independent judgment, and shall otherwise satisfy the applicable membership requirements of the NYSE.

    —
    The Audit Committee, and the designation of one of its members as Chairperson of the Audit Committee, shall be elected by the Board at the meeting of the Board held on the date of the Annual Stockholders Meeting in each alternating fiscal year. All determinations of an individual's qualification to serve on the Audit Committee shall be made by the Board in its business judgment.

    2.  Role of the Audit Committee.  The role of the Audit Committee is to assist the Board in serving as an oversight to the Company's financial reporting, accounting and controls.

    The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company's independent public accountants (the "outside auditors") are responsible for planning and carrying out a proper audit and reviews, including reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10Q, and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or possessing practicioner-level familiarity with the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that it receives information from and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary.

    Recognizing that the financial reporting, accounting and control functions are performed by or at the direction of management, the Audit Committee's role is to operate as an independent and objective monitor in the Company's undertaking to ensure that these functions are being performed reasonably and consistently.

    Further to this role, the Audit Committee will provide an open avenue of communication among the outside auditors, management, and the Board.

    The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage the outside auditors or other auditors for special audits, reviews and other procedures and to retain counsel and other experts or consultants.

    3.  Audit Committee Procedures.  In order to fulfill its role, the Audit Committee normally shall observe the following procedures:

    —
    Meet at least three times each year (generally, in December, February, and May/June).

    •
    At least once each year, the committee shall meet privately with the outside auditors.

    —
    Meet with the Company's financial management to keep current its knowledge of Company operations.

    —
    In consultation with the management and the outside auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures.

    —
    Review, with management and the outside auditors, the Company's annual audited financial statements and the MD&A prior to filing or distribution. Review should include discussion of significant issues regarding accounting principles, practices, and judgments, including items covered by SAS 61.

    —
    Review with financial management the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. If any significant changes to the Company's accounting principles or any items required to be communicated by the outside auditors in accordance with SAS 61 or any other items which are likely to precipitate a qualification in the outside auditors' report on the full year financial statements are, in each case, included or found in the course of the outside auditors' quarterly review procedures, then any such item or change must be brought to the attention of the Committee by the outside auditors prior to the release or quarterly filing. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this quarterly review.

    —
    At least once a year, meet with the Company's general counsel for a discussion of legal matters that may have a significant impact on the Company's financial statements.

    4.  Relationship with Outside Auditors.

    —
    The outside auditors are ultimately accountable to the Audit Committee and the Board. The Audit Committee shall review the independence and performance of the outside auditors and annually recommend to the Board the appointment of the outside auditors or approve any discharge of outside auditors when circumstances warrant. The Board, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement).

    —
    On an annual basis, the Committee should review and discuss with the outside auditors all significant relationships they have with the Company that could impair the outside auditors' independence. In this regard, the Audit Committee shall require that the outside auditors prepare and deliver annually a Statement as to Independence addressing the matters set forth in Independence Standards Board No. 1 (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement) and will discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and recommend that the Board take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence.

    —
    Approve the fees to be paid to the outside auditors in connection with the annual audit and quarterly external reporting reviews. Discuss on an annual basis any other significant compensation paid to the outside auditors' firm.

    —
    Review the outside auditors audit plan — discuss scope, staffing, locations, reliance upon management, and general audit approach.

    5.  Other Audit Committee Responsibilities.

    —
    Discuss with the Board the fiscal year audit of financial statements performed by the Company's external public accountants. Also, report annually to the Board on any other activities of the Audit Committee.

    —
    Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

    —
    Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board for approval and have the document published at least every three years in accordance with SEC regulations.

P R O X Y	DEPARTMENT 56, INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS May 10, 2001 This Proxy is Solicited on Behalf of Department 56, Inc.'s Board of Directors.

The undersigned hereby appoints Lisa B. Riedesel, Percy C. Tomlinson, Jr., and David H. Weiser, and each of them, Proxies for the undersigned, with full power of substitution, to represent and to vote all shares of Department 56, Inc. Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Department 56, Inc. to be held in St. Paul, Minnesota, on Thursday, May 10, 2001 at 11:00 a.m., or at any adjournment thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the Board of Directors' recommendations, please sign the reverse side; no boxes need to be checked. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR ITEMS 1 AND 2. In their discretion, the appointed Proxies are authorized to vote upon such other business as may properly come before the meeting.
COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON REVERSE SIDE
(Continued and to be signed and dated on other side)

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[IMAGE OF LOGO]

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[IMAGE OF BUILDING]              [IMAGE OF BUILDING]

The Board of Directors recommends a vote FOR Item 2	Please mark your vote as indicated in this example	/x/
	FOR ALL NOMINEES	WITHHELD FROM ALL NOMINEES		FOR	AGAINST	ABSTAIN
Item 1. ELECTION OF DIRECTORS	/ /	/ /	Item 2. APPROVAL OF AUDITORS	/ /	/ /	/ /
Nominees: Susan E. Engel Peter K. Barker Jay Chiat	Stewart M. Kasen Gary S. Matthews Steven G. Rothmeier Vin Weber		I PLAN TO ATTEND MEETING			/ /
WITHHELD FOR: To withhold authority for any individual nominee(s), write the nominee(s) name(s) on the line provided below:			COMMENTS/ADDRESS CHANGE Please mark this box if you have written comments/address changes on the reverse side.			/ /
Receipt is hereby acknowledged of the Department 56, Inc. Notice of Meeting and Proxy Statement.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Signature	Signature	Date

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

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DEPARTMENT 56, INC.
2001 Annual Meeting
Admission Ticket - Non-Transferable
Minnesota World Trade Center
300 Minnesota World Trade Center
30 East Seventh Street
St. Paul, Minnesota
May 10, 2001
11:00 a.m.
Detach and retain this portion, sign and present for admittance to meeting.

SIGNATURE OF SHAREHOLDER(S)	SIGNATURE OF SHAREHOLDER(S)

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[IMAGE OF LOGO]	For more information about Department 56 products or a retailer near you, contact 1-800-LIT-TOWN or www.department 56.com	[IMAGE OF BUILDING]

QuickLinks

VOTING AND REVOCATION OF PROXIES
ITEM 1 — ELECTION OF DIRECTORS
FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES
Audit Committee Report
THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF DEPARTMENT 56, INC.
BIOGRAPHICAL INFORMATION REGARDING EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPENSATION OF EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN THE FISCAL YEAR ENDED DECEMBER 30, 2000
AGGREGATED OPTION EXERCISES IN THE FISCAL YEAR ENDED DECEMBER 30, 2000 AND FISCAL YEAR-END OPTION VALUES
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN AMONG DEPARTMENT 56, INC., THE S&P SMALLCAP 600 INDEX AND PEER GROUP
COMPENSATION COMMITTEE AND STOCK INCENTIVE COMMITTEE REPORT ON EXECUTIVE COMPENSATION
ITEM 2 — APPOINTMENT OF AUDITORS
EXPENSES OF SOLICITATION
STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING OF STOCKHOLDERS
OTHER MATTERS
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS